UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 26, 2016

YASHENG GROUP
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-31899	98-0426033
(Commission File Number)	(IRS Employer Identification No.)

805 Veterans Blvd. #228, Redwood City, CA	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 363-8345
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2016, YASHENG GROUP (the “Company”) at a meeting of the Board of Directors (i) accepted the resignation of Ye Dong as a Director and Chairman due to retirement, (ii) appointed Cui Wei Hao as a Director and Chairman, (iii) removed Wu Mei Ping as President and Secretary and from all offices, effective August 11, 2016, (iv) appointed Cui Wei Hao as President and Chief Executive Officer effective August 11, 2016, (v) appointed Zhuang Haiyun as Secretary, Chief Financial Officer and Treasurer, effective August 11, 2016. Mr. Cui’s compensation consists of $180,000 per annum. Mr. Zhuang’s compensation consists of $30,000 per annum.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YASHENG GROUP

Date: August 30, 2016
	By:	/s/ Zhuang Hai Yun
	Name:	Zhuang Hai Yun
	Title:	Chief Financial Officer

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